UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): July 20, 2023
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SHAPEWAYS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39092 (Commission File Number)	87-2876494 (I.R.S. Employer Identification Number)

12163 Globe St. Livonia, MI		48150
(Address of principal executive offices)		(Zip Code)

(734) 422-6060
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001	SHPW	New York Stock Exchange
Warrants to purchase Common Stock	SHPW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 20, 2023, Shapeways Holdings, Inc. (the “Company”), determined to voluntarily withdraw the listing of its common stock and warrants from the New York Stock Exchange (“NYSE”) and transfer the listing to The Nasdaq Global Market (“Nasdaq”). The Company expects that the listing and trading of its common stock and warrants on NYSE will end at market open on August 1, 2023, and that listing will begin on Nasdaq at market open on August 1, 2023.
The Company’s common stock and warrants have been approved for listing on Nasdaq where they will trade under the ticker symbols “SHPW” and “SHPWW,” respectively.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release on July 20, 2023, announcing the transfer of the listing of its common stock and warrants to Nasdaq. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Shapeways Holdings, Inc. dated July 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shapeways Holdings, Inc.

Dated: July 20, 2023	By:	/s/ Alberto Recchi
	Name:	Alberto Recchi
	Title:	Chief Financial Officer